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                OFFER (OR GmbH) - ALTERATION CONTRACT AND ACCEPTANCE

Today, this 9th day of December 1998

appeared before me, Dr Peer Koch, notary public, at my office in Augsburg, Zeuggasse 7:

1. Mr Frank Oettle, born on 8 February 1962, merchant, residing at Ortstrasse 23, 86420 Diedorf, personally known;

2. Mr Christopher Amenson, born on 31 May 1950, business residence: Memminger Strasse 14, 86159 Augsburg, personally known.

Mr Amenson declares that he is not acting in his own name, but as a representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH with its head office in Cologne, registered in the commercial register of the local court in Cologne under HRB 29606, which changed its firm on 26 June 1998 to SBS Technologies Holding GmbH with its head office in Augsburg.

                                         I.

The persons appearing before me request notarisation for the following alteration contract concerning the deed of 1 July 1998 of the notary public acting in his official capacity (deed register No. K 1454/98) -- hereinafter "preliminary deed" --:

PREAMBLE:

1. The company OR Industrial Computers GmbH with its head office in Augsburg is registered in the commercial register of the local court in Augsburg under HRB 9107. Based on a shareholders resolution on 16 November 1998 (Deed register No. K 2533/98 of the notary public acting) the company has changed its firm to SBS-OR Industrial Computers GmbH.

The following parties have an interest, as shareholders, in the share capital of the company of DM 100.000,00:

a) the company ADMINI VIER (IV) Vermogensverwaltungs-GmbH with a partial share in the nominal amount of DM 50.100,00 acquired by deed on 1 July 1998, of the notary public acting in his official capacity (deed register No. K 1453/98);

b) Mr Frank Oettle with a partial share of DM 49.900,00, with respect to the acquisition of which, Paragraphs 1 and 2 of the Preamble of the aforementioned deed (K 1453/98) are referred to.

2. Mr Frank Oettle shall be hereinafter referred to as "Vendor". The company ADMINI VIER (IV) Vermogensverwaltungs-GmbH shall hereinafter be referred to as "Vendee", OR Industrial Computers GmbH shall hereinafter be referred to as "Corporation".

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3. By the preliminary deed the Vendee was offered by the Vendor the option to acquire the remaining partial share of the Vendor in the Corporation following the terms in the preliminary deed.

This offer is altered as follows:

1. A. OFFER

The wording under "A. Offer", sentence 3, concerning the option period within which the offer may be accepted by the Vendee shall read as follows:

"IT MAY ONLY BE ACCEPTED IN THE PERIOD FROM 1 DECEMBER 1998 TO 31 DECEMBER 1998 ("OPTION PERIOD")."

2. A. OFFER -- SECTION 1 -- SUB-SECTION 1 OBJECT OF THE PURCHASE, ASSIGNMENT

The following sub-paragraph 3 shall be added to the wording under "A. Offer --
Section 1 -- Sub-Section 1 Object of the Purchase, Assignment":

"3) THE TRANSFER OF SHARES IS SUBJECT TO THE RESOLUTORY CONDITION THAT ALL PURCHASE PRICE AMOUNTS ARE NOT PAID BY THE VENDEE IN COMPLIANCE WITH THE CONDITIONS UNDER "B. OPTION RIGHT" OF THIS CONTRACT BY 20 MARCH 1999 AT THE LATEST".

3. A. OFFER -- SECTION 1 -- SUB-SECTION 2 TRANSFER DATE

The wording under "A. Offer -- Section 1 -- Sub-Section 2 Transfer date" shall read as follows:

"1) THE TRANSFER DATE WITHIN THE MEANING OF THIS CONTRACT SHALL BE 31 DECEMBER 1998.

2) AFTER THE TRANSFER DATE, THE VENDEE SHALL BE ENTITLED TO RECEIVE THE DIVIDENDS DISTRIBUTED WITH REGARD TO THE SOLD PARTIAL SHARE.

3) THE VENDOR SHALL BE ENTITLED TO RECEIVE A FRACTIONAL DIVIDEND PAYMENT DEPENDENT UPON THE SALES VOLUME, FOR THE SOLD PARTIAL SHARE FOR THE PERIOD FROM 1 JULY 1998 TO 31 DECEMBER 1998 AS FOLLOWS:

-------------------------------------------------------------------------------
SALES VOLUME                                      BASE VARIABLE
--------------------------------------------------------------------------------
up to DM 6.000.000                                DM 375.000
--------------------------------------------------------------------------------
from DM 6.000.000,01 to 7.500.000                 10,00% of the sales volume
--------------------------------------------------------------------------------
from DM 7.500.000,01 to 9.000.000                 12,00% of the sales volume
--------------------------------------------------------------------------------
from DM 9.000.000,01                              14,00% of the sales volume
--------------------------------------------------------------------------------

SALES VOLUME WITHIN THE MEANING OF THIS REGULATION SHALL BE THE SALES VOLUME INVOICED BY THE CORPORATION IN THE PERIOD FROM 1 JULY 1998 TO 31 DECEMBER 1998. THE DIVIDEND SHALL AMOUNT TO 56% OF THE BASE VARIABLE.

THE VENDEE EXPRESSLY AGREES TO ADOPT A SHAREHOLDERS RESOLUTION UP TO 30 DECEMBER 1998 TO THE EFFECT THAT THE AFORESAID DIVIDEND SHALL BE ENTERED IN THE BOOKS AS A LIABILITY OF THE CORPORATION VIS-A-VIS THE VENDOR AS AT 31 DECEMBER 1998, BUT SHALL NOT BE DUE FOR PAYMENT TO THE VENDOR UNTIL 10 MARCH 1999. DUE TO THIS ALLOWANCE OF TIME, THE PAYMENT OF THE DIVIDENDS


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FOR THE PERIOD FROM 10 JANUARY 1999 TO 10 MARCH 1999 WILL BE CHARGED INTEREST AT
A RATE OF 4 % YEARLY. IF THE DIVIDEND IS NOT EXECUTED BY 10 MARCH 1999, THEN THE DIVIDEND, AS LONG AS IT IS OUTSTANDING, WILL BE CHARGED INTEREST AT A RATE OF 8% YEARLY. IN THE EVENT THAT THE DIVIDEND EXCEEDS THE ANNUAL NET PROFIT FOR 1998 WHICH CAN BE DISTRIBUTED, THE VENDEE UNDERTAKES TO EXEMPT THE VENDOR FROM ANY REPAYMENT OBLIGATION VIS-A-VIS THE CORPORATION."

4. B. OPTION RIGHT

The headline and wording under "B. Option right" shall read as follows:

                                        "B.
                    OPTION RIGHT, PAYMENT OF THE PURCHASE PRICE

1) THE VENDEE SHALL BE ENTITLED TO ACCEPT THE OFFER WITHIN THE OPTION PERIOD BY NOTARIAL DECLARATION OF ACCEPTANCE, PREFERABLY FOR THE ATTENTION OF THE NOTARY PUBLIC ACTING IN AN OFFICIAL CAPACITY OR HIS DEPUTY OR ANY OTHER NOTARY PUBLIC OF AUGSBURG, IN THE LATTER CASE FOLLOWING PRIOR WRITTEN NOTICE OF THE VENDOR BY THE NOTARY PUBLIC WHO RECORDS THE DECLARATION IN A NOTARIAL DEED. THE NOTARY PUBLIC IN ACCORDANCE WITH THE AFORESAID SENTENCE 1 SHALL BE AUTHORISED TO ACCEPT THE DECLARATION OF ACCEPTANCE OF THE VENDEE.

2) IN CASE THE OFFER PURSUANT TO THE AFORESAID SUB-PARAGRAPH (1) WILL BE ACCEPTED, A PARTIAL PAYMENT TO THE AMOUNT OF DM 15.222.725,00 SHALL BE TRANSFERRED TO THE VENDOR'S ACCOUNT IN THE FURST-FUGGER-BANK AUGSBURG, ACCOUNT NO.:000 1000 140, BANK CODE 720 300 14 BY 28 FEBRUARY 1999 AT THE LATEST. THE PURCHASE PRICE TO THE REMAINING AMOUNT OF DM 1.000.000,00, AT THE OPTION OF
THE VENDOR, SHALL EITHER BE TRANSFERRED TO THE AFOREMENTIONED VENDOR'S ACCOUNT ON OR BEFORE 15 MARCH 1999, OR IF THE VENDOR DECLARES THIS IN WRITING VIS-A-VIS THE VENDEE ON OR BEFORE 1 MARCH 1999, PAID BY SHARES OF SBS TECHNOLOGIES INC, 2400 LOUISIANA BLVD, 5-600 ALBUQUERQUE, NM 87110, WITH A NUMBER OF SHARES BEING DETERMINED BY THE CLOSING PRICE IN EFFECT ON 26 FEBRUARY 1999. IF TRANSFER BY SHARES IS CHOSEN, THE PROCEDURE DESCRIBED IN SUB-SECTION 3 (3) OF THE DEED OF THE NOTARY PUBLIC ACTING FROM 1 JULY 1998 (DEED REGISTRATION NO. K 1453/98) SHALL APPLY MUTATIS MUTANDIS WITH RESPECT TO THE IMPLEMENTATION.

3) THE PURCHASE PRICE AMOUNTS ARE CHARGED WITH A YEARLY RATE OF 4 % INTEREST FROM THE DAY AFTER THE TRANSFER DATE UP TO THE DUE DATE STATED IN THE AFOREMENTIONED SECTION (2). IF THE PURCHASE PRICE AMOUNTS ARE NOT EXECUTED BY THE DUE DATE SET IN SECTION (2), THEN THE PURCHASE PRICE, AS LONG AS IT IS OUTSTANDING, WILL BE CHARGED INTEREST AT A RATE OF 8 % YEARLY.

4) IF THE RIGHT TO ACCEPT THIS OFFER IN ACCORDANCE WITH THE ABOVE PARAGRAPH 1 ("OPTION") IS NOT EXERCISED BY THE VENDEE ON OR BEFORE 31 DECEMBER 1998, IT SHALL EXPIRE."

5. C. REPURCHASING OPTION

a) The wording under "C. Repurchasing option", Sentence 1, shall read as follows:

"SHOULD THE VENDEE FAIL TO EXERCISE THE RIGHT TO ACCEPT THE OFFER PURSUANT TO THE AFORESAID SECTIONS A AND B WITHIN THE OPTION PERIOD OR SHOULD THE RESOLUTORY CONDITION PURSUANT TO SECTION A, PART I, SUB-SECTION 1 (3) MATERIALISE, THE VENDEE -- SUBJECT TO A CONDITION PRECEDENT DUE TO THE FAILURE TO EXERCISE THE OPTION GRANTED TO THE VENDEE UNDER THE ABOVE SECTION B WITHIN THE OPTION PERIOD OR DUE TO THE MATERIALISATION OF THE RESOLUTORY CONDITION PURSUANT TO SECTION A, PART I, SUB-SECTION 1 (3) -- NOW OFFERS THE DIVISION OF THE SHARE IN THE NOMINAL AMOUNT OF DM 50.100,00 TRANSFERRED TO IT BY THE DEED URNr. K 1453/98 INTO TWO PARTIAL SHARES IN THE NOMINAL AMOUNT OF DM 49.400,00 AND DM 700,00 AND THE ASSIGNMENT OF THE PARTIAL SHARE LAST MENTIONED FOR DM 700,00 IN A CONCURRENT MANNER AGAINST ASSIGNMENT OF A PARTIAL SHARE IN THE CORPORATION TO THE AMOUNT OF DM 500,00 WHICH IS TO BE CREATED BY DIVISION."

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b) The wording under "C. Repurchasing option", Sentence 3, concerning the period within which the Vendor will be entitled to accept the offer of the repurchasing option shall read as follows:

"THE VENDOR SHALL BE ENTITLED TO ACCEPT THIS OFFER WITHIN A PERIOD OF FOUR MONTHS FOLLOWING EXPIRATION OF THE OPTION PERIOD. "

                                        II.



The Vendee declares that they have knowledge of the alteration contract pursuant to section I) above.

The Vendee hereby accepts the Vendor's offer given in the preliminary deed in the form of this alteration contract.

                                        III.

1) In any case of discrepancies in the interpretation between the German and English text of this deed, the German text will take precedence.

2) The costs of this deed shall be borne by the Vendee.

3) Each party to the contract shall receive one copy of this deed. Other certified copies of this deed shall be submitted to

- the Corporation;

- the local tax office of Augsburg (Stadt) for bodies corporate for tax No. 386/11073;

- the lawyer Stefan Kiesewalter, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 -- 208, 10719 Berlin;

- the lawyers Seitz, Weckbach, Fent, for the attention of Dr. Theodor Seitz, Schiessgrabenstrasse 14, 86150 Augsburg.

The above record was read out by the notary public, approved by the persons appearing and signed in their own hands.

Vorstehende Niederschrift wurde vom Notar vorgelesen, von den Erschienenen genehmigt und eigenhandig unterschrieben.




/s/ Frank Oettle

/s/ Christopher J. Amenson

/s/ Peer Koch


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